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                                                                       EXHIBIT 1


                             UNDERWRITING AGREEMENT

                                                              ___________ , 1999


BANCBOSTON ROBERTSON STEPHENS INC.
DAIN RAUSCHER WESSELS
  A DIVISION OF DAIN RAUSCHER INCORPORATED
THOMAS WEISEL PARTNERS LLC
   As Representatives of the several Underwriters
c/o BancBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, California  94104

Ladies and Gentlemen:

      INTRODUCTORY. Netegrity, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 2,450,000 shares of its common stock, $.01 par value per share ("Common Shares"); and the stockholders of the Company named in Schedule B (collectively, the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 550,000 Common Shares. The 2,450,000 Common Shares to be sold by the Company and the 550,000 Common Shares to be sold by the Selling Stockholders are collectively called the "Firm Shares." In addition, the Company has granted to the Underwriters an option to purchase up to an additional 50,000 Common Shares and the Selling Stockholders have severally granted to the Underwriters an option to purchase up to an additional 400,000 Common Shares, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule B, all as provided in
Section 2. The additional 50,000 Common Shares to be sold by the Company and the additional 400,000 Common Shares to be sold by the Selling Stockholders pursuant to such option are collectively called the "Option Shares". The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the "Shares." BancBoston Robertson Stephens Inc., Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, and Thomas Weisel Partners LLC have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333- ), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including (a) the financial statements, financial schedules and exhibits thereto, (b) any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, and (c) all documents filed under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") and incorporated or deemed to be incorporated by reference in such registration statement, as amended, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the
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Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Shares, is called the "Prospectus." All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any prospectus subject to completion (each a "preliminary prospectus") or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval system. All references in this Agreement to financial statements, financial schedules and other information that is "contained," included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements, financial schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act that is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

      The Company and the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:

SECTION 1.  REPRESENTATIONS AND WARRANTIES.

      A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

            (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect, and no proceedings for such purpose have been instituted, are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval system, was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement, and any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement, the Prospectus, or any amendment or supplement to the Prospectus made in reliance upon and in conformity with information relating to any

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      Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

            (b) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

            (c) Exchange Act Reports Filed. The Company has filed all reports required to be filed by it pursuant to the Exchange Act.

            (d) Conditions for Use of Form S-3. The Company has satisfied the conditions for the use of Form S-3, as set forth in the general instructions thereto, with respect to the Registration Statement.

            (e) Offering Materials Furnished to Underwriters. The Company has delivered to the Representatives (i) three complete conformed copies of the Registration Statement, including each consent of experts filed as a part thereof, and (ii) conformed copies of the Registration Statement (without exhibits), each preliminary prospectus and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

            (f) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus or the Registration Statement.

            (g) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

            (h) Authorization of the Shares to be Sold by the Company. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

            (i) Authorization of the Firm Shares to be Sold by the Selling Stockholders. The Firm Shares to be purchased by the Underwriters from the Selling Stockholders were duly authorized when issued and are validly issued, fully paid and nonassessable.

            (j) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement,

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      except for (i) such rights of the Selling Stockholders with respect to
      Shares included in the Registration Statement and (ii) such rights as have been duly waived.

            (k) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Prospectus:

                    (i) there has been no material adverse change, or any development that reasonably could be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and the Subsidiaries (as defined below), considered as one entity (any such change or effect is called a "Material Adverse Change" or "Material Adverse Effect");

                    (ii) neither the Company nor any of the Subsidiaries has
                         incurred any liability or obligation, indirect, direct or contingent, not in the ordinary course of business or has entered into any transaction or agreement not in the ordinary course of business, other than any such liabilities, obligations, transactions and agreements that are not, in the aggregate, material to the Company and the Subsidiaries, considered as one entity; and

                    (iii)there has not been any dividend or distribution of any kind declared, paid or made by the Company or any of the Subsidiaries on any class of capital stock or any repurchase or redemption by the Company or any of the Subsidiaries of any class of capital stock.

            (l) Independent Certified Public Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the consolidated financial statements (which term as used in this Agreement includes the related notes thereto) and any supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Securities Act.

            (m) Preparation of the Financial Statements. The consolidated financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of and at the dates indicated and the results of operations and cash flows of the Company and the Subsidiaries for the periods specified. Any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Such consolidated financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary -- Summary Consolidated Financial Data," "Selected Consolidated Financial Data" and "Capitalization" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited consolidated financial statements contained in the Registration Statement.

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            (n) Accounting Systems. Each of the Company and the Subsidiaries
      maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (o) Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than Internet Security Corporation, Netegrity Europe Ltd. and Personal Computing Tools Supershop, Inc. (collectively, the
      "Subsidiaries").

            (p) Incorporation and Good Standing of the Company and the Subsidiaries. Each of the Company and the Subsidiaries (i) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification.

            (q) Capitalization of the Subsidiaries. All the outstanding shares of capital stock of each of the Subsidiaries (i) have been duly authorized and are validly issued, fully paid and nonassessable and (ii) are owned by the Company, free and clear of any security interests, claims, liens or encumbrances.

            (r) No Prohibition on Subsidiaries Paying Dividends or Making Other Distributions. None of the Subsidiaries is prohibited, directly or indirectly, from (i) paying any dividends to the Company, (ii) making any other distribution on its capital stock, (iii) repaying to the Company or the other Subsidiary any loans or advances from the Company or such other Subsidiary or (iv) transferring any of its properties or assets to the Company,

            (s) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Shares, including the Shares, conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding Common Shares (i) have been duly authorized and are validly issued, fully paid and nonassessable and
      (ii) have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of the Subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents


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      in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

            (t) Listing. The Shares have been approved for inclusion on the Nasdaq SmallCap Market, subject only to official notice of issuance.

            (u) No Consents, Approvals or Authorizations Required. No consent, approval, authorization or order of, or filing with, any court or governmental agency or regulatory body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Securities Act and such as may be required by the blue sky laws of any state or other jurisdiction of the United States, the by-laws, rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"), or federal or provincial securities laws of Canada.

            (v) Non-Contravention of Existing Instruments and Agreements. Neither the issue and sale of the Shares, the consummation of any of the other transactions contemplated herein nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to (i) the charter or by-laws of the Company or any of the Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its properties are subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of the Subsidiaries or any of their properties.

            (w) No Defaults or Violations. Neither the Company nor any of the Subsidiaries is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its properties are subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except for any such violations or defaults that do not and will not, in the aggregate, have a Material Adverse Effect.

            (x) No Actions, Suits or Proceedings. No action, suit or proceeding by or before any court, any governmental agency, authority or body, or any arbitrator involving the Company, any of the Subsidiaries, or its or their properties is pending or, to the knowledge of the Company, threatened that reasonably could be expected (i) to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) to result in a Material Adverse Effect.

            (y) All Necessary Permits, etc. Each of the Company and the Subsidiaries possesses all valid and current certificates, authorizations and permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business. Neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization

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      or permit that, in the aggregate, if the subject of unfavorable decisions, rulings or findings, reasonably could be expected to result in a Material Adverse Change.

            (z) Title to Properties. The Company and the Subsidiaries have good and marketable title to all the properties and assets reflected as owned in the consolidated financial statements referred to in Section 1(A)(l) or elsewhere in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as, in the aggregate, do not materially and adversely affect the value of such properties and do not materially interfere with the use made or proposed to be made of such properties by the Company and the Subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or any of the Subsidiaries are held under valid and enforceable leases, with such exceptions as, in the aggregate, are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.

            (aa) Tax Law Compliance. The Company and the Subsidiaries have (i) filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and (ii) paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as is being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable consolidated financial statements referred to in Section 1(A)(l) in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of the Subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company or any of the Subsidiaries and that reasonably could be expected to result in a Material Adverse Change.

            (bb) Intellectual Property Rights. Each of the Company and the Subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights that are necessary to conduct its businesses as described in the Registration Statement and the Prospectus. The expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights of the Company and the Subsidiaries would not result in a Material Adverse Effect that is not otherwise disclosed in the Prospectus. Neither the Company nor any of the Subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights. Neither the Company nor any of the Subsidiaries has received any notice of, or otherwise has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights that, in the aggregate, if the subject of an unfavorable decisions, rulings or findings, reasonably could be expected to have a Material Adverse Effect. There is no claim being made against the Company or any of the Subsidiaries regarding patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. The Company and the Subsidiaries do not in the conduct of their business as now or proposed to be conducted (as described in the Prospectus) infringe or conflict with any right

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      or patent of any third party, or any discovery, invention, product or process that is the subject of a patent application filed by any third party, known to the Company or any of the Subsidiaries, which infringement or conflict reasonably could be expected to result in a Material Adverse Change.

            (cc) Year 2000 Preparedness. There are no issues related to the preparedness of the Company or any of the Subsidiaries for the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus by the Securities Act that have not been accurately described in the Registration Statement and the Prospectus or (ii) reasonably could be expected to result in a Material Adverse Change or to materially affect their properties, assets or rights. All internal computer systems and each Constituent Component of those systems, and all computer-related products and each Constituent Component of those products, of the Company and the Subsidiaries (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date and information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations and date data interface values that reflect the century,
      (iii) accurately manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components and peripherals provided as part of the configuration. The Company has inquired of material vendors as to their preparedness for the Year 2000 and has disclosed in the Registration Statement and the Prospectus any issues that reasonably could be expected to result in a Material Adverse Change.

            (dd) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale of Shares by the Company.

            (ee) Company Not an "Investment Company." The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended. The Company is not, and after receipt of payment for the Shares will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of such Act. The Company will conduct its business in a manner so that it will not become subject to such Act.

            (ff) Insurance. The Company and the Subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts, with such deductibles and covering such risks as are adequate and customary for their businesses, including policies covering
      (i) real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes, (ii) general liability, and (iii) directors' and officers' liability. The Company has no reason to believe that it or any of the Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar

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      institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any of the Subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

            (gg) Labor Matters. To the Company's knowledge, no labor disturbance by employees of the Company or any of the Subsidiaries exists or is imminent. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, resellers, dealers, international distributors or licensors or its significant customers that reasonably could be expected to result in a Material Adverse Change.

            (hh) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to, or that reasonably could be expected to, cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

            (ii) Lock-Up Agreements. Each officer and director of the Company, each Selling Stockholder and each person or entity known by the Company to own one percent or more of the outstanding issued share capital of the Company has signed an agreement substantially in the form attached hereto as Exhibit A (the "Lock-up Agreements"). The Company has provided to Foley, Hoag & Eliot LLP, counsel for the Underwriters ("Underwriters' Counsel"), a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to Underwriters' Counsel executed copies of all of the Lock-up Agreements.

            (jj) Related Party Transactions. There are no business relationships or related-party transactions involving the Company, any of the Subsidiaries or any other person that are required to be described in the Prospectus and have not been described as required.

            (kk) No Unlawful Contributions or Other Payments. Neither the Company, any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of a character required to be disclosed in the Prospectus.

            (ll) Environmental Laws. The Company and the Subsidiaries are in compliance with all existing rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") that are applicable to their businesses, except where the failure to comply would not result in a Material Adverse Change. Neither the Company nor any of the Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus. Neither the Company nor any of the Subsidiaries will be required to make future material capital expenditures to comply with Environmental Laws. No property owned, leased or occupied by the Company or any of the Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.


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            (mm) ERISA Compliance. The Company, the Subsidiaries and any
      "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, any of the Subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means any member of any group of organizations described in Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"), of which the Company or such Subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, the Subsidiaries or any ERISA Affiliate. No "employee benefit plan" established or maintained by the Company, any of the Subsidiaries or any ERISA Affiliate, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, any of the Subsidiaries nor any ERISA Affiliate has incurred or reasonably expects to incur any liability under
      (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Section 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, any of the Subsidiaries or any ERISA Affiliate that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification.

            (nn) Certificates. Any certificate signed by an officer of the Company and delivered to the Representatives or Underwriters' Counsel in connection with this Agreement shall be deemed to be a representation and warranty hereunder by the Company to each Underwriter as to the matters set forth therein.

      B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

            (a) The Underwriting Agreement. This Agreement (i) has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and (ii) is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

            (b) The Custody Agreement and Power of Attorney. Each of (i) the Custody Agreement signed by or on behalf of such Selling Stockholder and
                , as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and (ii) the Irrevocable Power of Attorney of such Selling Stockholder appointing Barry N. Bycoff and James A. Hayden as such Selling Stockholder's attorneys-in-fact (each an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (with respect to such Selling Stockholder, the "Power of Attorney") has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

      Such Selling Stockholder agrees that the Firm Shares to be sold by such Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, by death or incapacity of such Selling Stockholder, or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, the documents evidencing the Firm Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

            (c) Title to Shares to be Sold. Such Selling Stockholder is the lawful owner of the Firm Shares to be sold by such Selling Stockholder hereunder. Upon sale and delivery of, and payment for, such Firm Shares as provided herein, such Selling Stockholder will convey good and marketable title to such Firm Shares, free and clear of all security interests, claims, liens or encumbrances.

            (d) All Authorizations Obtained. Such Selling Stockholder has, and on the First Closing Date will have, (i) good and marketable title to all of the Firm Shares being sold by such Selling Stockholder pursuant to this Agreement and (ii) the legal right and power, and all authorizations and approvals required by law and its organizational documents (if any) to enter into this Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Firm Shares being sold by such Selling Stockholder pursuant to this Agreement, and to comply with its other obligations hereunder and thereunder.

            (e) No Further Consents, Authorization or Approvals. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act or otherwise and such as may be required by the blue sky laws of any state or other jurisdiction of the United States, the by-laws, rules and regulations of the NASD, or federal or provincial securities laws of Canada.

            (f) Non-Contravention. Neither the sale of the Firm Shares being sold by such Selling Stockholder, the consummation of any of the other transactions herein contemplated by such Selling Stockholder, nor the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law, any indenture or other agreement or instrument to which such Selling Stockholder is party or bound or any judgment, order or decree applicable to such Selling Stockholder of any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

            (g) No Registration or Other Similar Rights. Such Selling Stockholder does not have, or has waived prior to the date hereof, any registration or other similar rights to have any equity or debt securities, other than the Firm Shares to be sold hereunder by such Selling Stockholder, registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

            (h) No Preemptive, Co-sale or Other Similar Rights. Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right, right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement. Such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

            (i) Disclosure Made by Such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and the Prospectus
      (i) is, and on the First Closing Date and the Second Closing Date will be, accurate and complete in all material respects and (ii) does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the numbers of shares of Common Shares set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

            (j) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that reasonably could be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

            (k) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the sale of Firm Shares by such Selling Stockholder.

            (l) Distribution of Offering Materials by Such Selling Stockholder. Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Second Closing Date and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus or the Registration Statement.

            (m) Confirmation of Company Representations and Warranties. Such Selling Stockholder (i) has no reason to believe that the representations and warranties of the Company contained in Section 1(A) are not true and correct, (ii) is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus that has had or may result in a Material Adverse Effect and (iii) is not prompted to sell the Firm Shares to be sold by such Selling Stockholder by any information concerning the Company that is not set forth in the Registration Statement and the Prospectus.

            (n) Certificates. Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or Underwriters' Counsel in connection with this Agreement shall be deemed to be a representation and warranty hereunder by such Selling Stockholder to each Underwriter as to the matters covered thereby.

SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE SHARES.

      (a) The Firm Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 2,450,000 Firm Shares and (ii) the Selling Stockholders agree to sell to the several Underwriters an aggregate of 550,000 Firm Shares, each Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder's name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective numbers of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $___.

      (b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made by the Company and the Representatives at 9 A.M., Boston time, at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation (or at such other place as may be agreed upon between the Representatives and the Company), (i) on the third full business day following the first day that Shares are traded, (ii) if this Agreement is executed and delivered after 4:30 P.M., Boston time, the fourth full business day following the day that this Agreement is executed and delivered or (iii) at such other time and date not later that seven full business days following the first day that Shares are traded as the Representatives and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 8), such time and date of payment and delivery being herein called the "Closing Date." Notwithstanding the foregoing, if the Company has not made available to the Representatives copies of the Prospectus within the time provided in Section 4(d), the Representatives may, in their sole discretion, postpone the Closing Date until no later that two full business days following delivery of copies of the Prospectus to the Representatives.

      (c) The Option Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and the Selling Stockholders indicated on Schedule B hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 450,000 Option Shares from the Company and such Selling Stockholders at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time upon notice by the Representative to the Company and such Selling Stockholders, which notice may be given at any time within 30 days from the date of this Agreement. The time and date of delivery of the Option Shares, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, (i) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (ii) the Company and each such Selling Stockholder agree, severally and not jointly, to sell the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be sold as the number of Option Shares set forth in Schedule B opposite the name of such Selling Stockholder (or, in the case of the Company, as 50,000 bears to the total number of Option Shares to be sold. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and such Selling Stockholders.

      (d) Public Offering of the Shares. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

      (e) Payment for the Shares. Payment for the Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Shares to be sold by the Selling Stockholders shall be made at the First Closing Date by wire transfer of immediately available funds to the order of the Custodian.

          It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. BancBoston Robertson Stephens Inc., individually and not as one of the Representatives, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

          Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by such Selling Stockholder to the several Underwriters or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

      (f) Delivery of the Shares. The Company and the Selling Stockholders shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholders that granted the option provided in Section 2 shall also deliver, or cause to be delivered, a credit representing the Option Shares to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the Representatives and the several Underwriters at the Second Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

      (g) Delivery of Prospectus to the Underwriters. Not later than 3 P.M., Boston time, on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

SECTION 3.  COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

      A. COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

            (a) Registration Statement Matters. The Company will use its best efforts to cause a registration statement on Form 8-A (the "Form 8-A Registration Statement") as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to become effective simultaneously with the Registration Statement. The Company will use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Securities Act is followed, will prepare and timely file with the Commission pursuant to Rule 424(b) under the Securities Act a prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Securities Act. The Company will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus of which the Representatives have not previously been advised and furnished with a copy, to which the Representatives have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and will pay the applicable fees in accordance with Rule 111 under the Securities Act.

            (b) Securities Act Compliance. The Company will advise the Representatives promptly when (i) the Registration Statement or any post-effective amendment thereto becomes effective, (ii) the Company receives any comments from the Commission, (iii) the Commission requests any amendment of the Registration Statement, any amendment or supplement to the Prospectus, or any additional information and (iv) the Commission institutes any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or institutes proceedings for that purpose. The Company will use its best efforts to prevent the Commission from issuing any such stop order and, if such a stop order is issued, to cause the Commission to lift such stop order as soon as possible.

            (c) Blue Sky Compliance. The Company will cooperate with the Representatives and Underwriters' Counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representatives may reasonably have designated in writing and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

            (d) Amendments and Supplements to the Prospectus and Other Securities Act Matters. The Company will comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representatives or Underwriters' Counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

            (e) Copies of any Amendments and Supplements to the Prospectus. The Company will furnish to the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the Second Closing Date or such date as in the opinion of Underwriters' Counsel the Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may request.

            (f) Insurance.The Company will (i) obtain directors' and officers' liability insurance in the minimum amount of $10,000,000 that shall apply to the offering contemplated hereby and (ii) cause BancBoston Robertson Stephens Inc. to be added as an additional insured to such policy in respect of the offering contemplated hereby.

            (g) Notice of Subsequent Events. If at any time during the ninety-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in opinion of the Representatives the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to Representatives, responding to or commenting on such rumor, publication or event.

            (h) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

            (i) Transfer Agent. The Company will engage and maintain, at its expense, a registrar and transfer agent for the Common Shares.

            (j) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the
      Representatives an earnings statement (which need
      not be audited) covering the twelve-month period ending           , 2000
      that satisfies the provisions of Section 11(a) of the Securities Act.

            (k) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will file with the Commission, on a timely basis, all reports and documents required to be filed under the Exchange Act.

            (l) Agreement Not to Offer or Sell Additional Securities. The Company will not, for a period of 90 days after the date of the Prospectus, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any Common Shares, any options or warrants to purchase any Common Shares, or any securities convertible into or exchangeable for Common Shares without the prior written consent of BancBoston Robertson Stephens Inc., other than the sale of the Shares to be sold by the Company hereunder and the Company's issuance of options or Common Shares under the Company's stock option plan, as presently authorized..

            (m) Future Reports to the Representatives. During the five-year period commencing on the date hereof, the Company will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, copies of its annual report containing the consolidated balance sheet of the Company and its subsidiaries as of the close of such fiscal year, consolidated statements of income, stockholders' equity and cash flows for the year then ended, and the opinion thereon of the Company's independent certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Nasdaq Stock Market, Inc. or any securities exchange; and (iii) as soon as practicable after mailing, copies of any report or communication of the Company mailed generally to holders of its capital stock.

      B. COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder further covenants and agrees with each Underwriter as follows:

            (a) Delivery of Form W-8 or W-9. Such Selling Stockholder will deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if such Selling Stockholder is a non-United States person) or Form W-9 (if such Selling Stockholder is a United States person).

            (b) Notification of Untrue Statements, etc. If, at any time prior to the date on which the distribution of the Shares as contemplated by this Agreement and the Prospectus has been completed, as determined by the Representatives, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives.

SECTION 4.  CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.

      The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the First Closing Date and, with respect to the Option Shares, the Second Closing Date shall be subject to the accuracy of the respective representations and warranties on the part of the Company and the Selling Stockholders set forth in Section 1 as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

            (a) Compliance with Registration Requirements; No Stop Order; No Objection from the NASD. The Registration Statement shall have become effective prior to the execution of this Agreement, or at such later date as shall be consented to in writing by the Representatives. No stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, any Selling Shareholder or any Underwriter, threatened by the Commission. Any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

            (b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the form of the Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriters' Counsel. Such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 4.

            (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the First Closing Date or the Second Closing Date, as the case may be, there shall not have been any Material Adverse Change from that set forth in the Registration Statement or Prospectus that in the sole judgment of the Representatives, is material and adverse and that makes it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

            (d) Opinion of Counsel for the Company. You shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel for the Company, substantially in the form of Exhibit B attached hereto, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters. Counsel rendering the opinion contained in Exhibit B may rely as to questions of law not involving the law of the United States or Massachusetts or the General Corporation Law of the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Representatives and to Underwriters' Counsel.

            (e) Opinion of Counsel for the Underwriters. You shall have received on the First Closing Date or the Second Closing Date, as the case may be, an opinion of Underwriters' Counsel, substantially in the form of Exhibit C hereto. The Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

            (f) Accountants' Comfort Letter. You shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from PricewaterhouseCoopers LLP addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Securities Act and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than four business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise from that set forth in the Registration Statement or the Prospectus that, in the sole judgment of the Representatives, is material and adverse and that makes it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from PricewaterhouseCoopers LLP (i) shall be addressed to the Underwriters, (ii) shall be satisfactory in form and substance to the Representatives, (iii) shall represent that they are independent accountants with respect to the Company within the meaning of the Securities Act, (iv) shall set forth their opinion with respect to their examination of the consolidated balance sheets of the Company as of December 31, 1997 and 1998 and related consolidated statements of operations, shareholders' equity, and cash flows for the nine months ended December 31, 1996 and the fiscal years ended December 31, 1997 and 1998 and (v) shall address other matters agreed upon by PricewaterhouseCoopers LLP and the Representatives.

            (g) Officers' Certificate. You shall have received on the First Closing Date or the Second Closing Date, as the case may be, a certificate of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, signed by the President and Chief Executive Officer and the Vice President of Finance, Chief Financial Officer and Treasurer of the Company, to the effect that, and you shall be satisfied that:

                    (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the First Closing Date or the Second Closing Date, as the case may be;

                    (ii) no stop order suspending the effectiveness of the
                         Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

                    (iii)when the Registration Statement became effective and
                         at all times subsequent thereto up to the time of delivery of such certificate, (A) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act and conformed in all material respects to the requirements of the Securities Act and (B) the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (iv) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus that has not been so set forth; and

                    (v) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries considered as one enterprise, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of the Subsidiaries, or (F) any loss or damage (whether or not insured) to the properties of the Company or any of the Subsidiaries that has been sustained or will have been sustained that has or will have a Material Adverse Effect.

            (h) Opinion of Counsel for the Selling Stockholders. You shall have received, with respect to each of the Selling Stockholders, on the First Closing Date and the Second Closing Date, if applicable, an opinion of counsel for such Selling Stockholder (which counsel shall be Hutchins, Wheeler & Dittmar, A Professional Corporation, or another firm reasonably acceptable to the Representatives and Underwriters' Counsel), substantially in the form of Exhibit D hereto, dated as of such Closing Date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters. In rendering such opinion, such counsel may rely as to questions of law not involving the law of the United States or Massachusetts or the General Corporation Law of the State of Delaware upon opinions of local counsel and as to questions of fact upon representations or certificates of such Selling Stockholder, officers of such Selling Stockholder (when the Selling Stockholder is not a natural person) and governmental officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy of any material misstatement or inaccuracy in any such opinion, representation or certificate so relied upon shall be delivered to the Representatives and Underwriters' Counsel.

            (i) Selling Stockholders' Certificate. You shall have received on the First Closing Date and the Second Closing Date, as the case may be, a written certificate executed by the Attorneys-in-Fact, dated as of such Closing Date, to the effect that:

                    (i) the representations, warranties and covenants of each of the Selling Stockholders set forth in Section 1(B) are true and correct with the same force and effect as though expressly made by the Selling Stockholders on and as of such Closing Date; and
                    (ii) each of the Selling Stockholders has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

            (j) Stock Listing. The Shares shall have been approved for inclusion on the Nasdaq SmallCap Market, subject only to official notice of issuance.

            (k) Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 2(g) and 3(e) with respect to the furnishing of Prospectuses.

            (l) Additional Documents. On or before the First Closing Date or the Second Closing Date, as the case may be, the Representatives and Underwriters' Counsel shall have received such information, documents and opinions as they may reasonably require (i) for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein or (ii) in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, of the Company or the Selling Stockholders herein contained.

      If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 5, 6, 7 and 10 shall at all times be effective and shall survive such termination.

SECTION 5.  PAYMENT OF EXPENSES.

      The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of the obligations of the Company and the Selling Stockholders hereunder and in connection with the transactions contemplated hereby, including (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Shares,
(iii) all issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent accountants and other advisors,

(v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Representatives, preparing and printing a "Blue Sky Memorandum," an "International Blue Sky Memorandum" or any other memoranda, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of Underwriters' Counsel in connection with, the NASD review and approval of the Underwriters' participation in the offering and distribution of the Shares, (viii) the fees and expenses associated with listing the Common Shares on the Nasdaq National Market, (ix) all costs and expenses incident to the preparation and undertaking of "road show" preparations to be made to prospective investors, and (x) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 5 or in Section 6 or 7, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

      This Section 5 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

SECTION 6.  REIMBURSEMENT OF UNDERWRITERS' EXPENSES.

      If this Agreement is terminated by the Representatives pursuant to Section 4, 7, 8, 9 or 15, or if the sale to the Underwriters of the Firm Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the other Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.  INDEMNIFICATION AND CONTRIBUTION.

      (a)   Indemnification of the Underwriters.

            (1) The Company and each of the Selling Stockholders identified as a "Principal Selling Stockholder" in Schedule B (each a "Principal Selling Stockholder") agree to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based:

                  (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) in whole or in part upon any inaccuracy in the
                        representations and warranties of the Company or such Principal Selling Stockholder contained herein;

                  (iv) in whole or in part upon any failure of the Company or such Principal Selling Stockholder to perform its or his obligations hereunder or under law; or

                  (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Company and the Principal Selling Stockholders shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct;

      and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BancBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to
      Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a)(i) shall be in addition to any liabilities that the Company and the Principal Selling Stockholders may otherwise have.

            (2) Each of the Selling Stockholders other than the Principal Selling Stockholders (each an "Other Selling Stockholder"), jointly and severally, agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based:

                  (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Other Selling Stockholder, directly or through such Other Selling Stockholder's representatives, specifically for use in the preparation thereof;

                  (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (iii) in whole or in part upon any inaccuracy in the
                        representations and warranties of such Other Selling Stockholder contained herein;

                  (iv) in whole or in part upon any failure of such Other Selling Stockholder to perform its obligations hereunder or under law; or

                  (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Selling Stockholders shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct;

      and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BancBoston Robertson Stephens Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Selling Stockholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 7(a)(2) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

      (b) Indemnification of the Company, Its Directors and Officers, and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer,

Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 7(b) shall be in addition to any liabilities that the Underwriters may otherwise have.

      (c) Information Provided by the Underwriters. The Company and each of the Selling Stockholders hereby acknowledge that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the information set forth in the table in the first paragraph and the statements in the second paragraph under the caption "Underwriting" in the Prospectus. The Underwriters confirm that such statements are correct.

      (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (BancBoston Robertson Stephens Inc. in the case of Sections 7(b) and 8), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

      (e) Settlements. The indemnifying party under this Section 7 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 7(d), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (f) Contribution. If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 7(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this

Section 7(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f),
(i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than thirty days of invoice to the indemnifying party.

      (h) Survival. The indemnity and contribution agreements contained in this
Section 7 and the representation and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

      (i) Acknowledgments of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and the Prospectus as required by the Securities Act.

SECTION 8.  DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS.

      If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the

Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4 and 7 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

      As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
8. Any action taken under this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

SECTION 9.  TERMINATION OF THIS AGREEMENT.

      Prior to the First Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (a) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (b) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (d) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (e) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 9 shall be without liability on the part of (i) the Company or the Selling Stockholders to any Underwriter, except that the Company and the Selling Stockholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 5 and 6, (ii) any Underwriter to the Company or the Selling Stockholders, or (iii) of any party hereto to any other party except that the provisions of Section 7 shall at all times be effective and shall survive such termination.

SECTION 10.  REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

      The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

SECTION 11.  NOTICES.

      All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:                BANCBOSTON ROBERTSON STEPHENS INC.
                                          555 California Street
                                          San Francisco, California 94104
                                          Facsimile: (415) 676-2696
                                          Attention: General Counsel

If to the Company:                        NETEGRITY, INC.
                                          245 Winter Street
                                          Waltham, Massachusetts 02154
                                          Facsimile: (781) 487-7791
                                          Attention:  President and Chief
                                                      Executive Officer

If to the Selling Stockholders:           BARRY N. BYCOFF AND JAMES E. HAYDEN
                                          As Attorneys-in-Fact
                                          c/o Netegrity, Inc.
                                          245 Winter Street
                                          Waltham, Massachusetts 02154
                                          Facsimile:  (781) 487-7791

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 12.  SUCCESSORS.

      This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and to their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

SECTION 13.  PARTIAL UNENFORCEABILITY.

      The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 14.  GOVERNING LAW PROVISIONS.

      (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

      (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

SECTION 15. FAILURE OF ONE OR MORE SELLING STOCKHOLDERS TO SELL AND DELIVER
            SHARES.

      If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 5, 6, and 7 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares that the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date or the Second Closing Date, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Stockholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

SECTION 16.  GENERAL PROVISIONS.

      This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. All references to Sections, Schedules and Exhibits shall be deemed references to such parts of this Agreement, except as otherwise provided. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

                                      * * *

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorneys-in-Fact the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                                   Very truly yours,

                                   NETEGRITY, INC.


                                   By___________________________________________
                                   President and Chief Executive Officer

                                   SELLING STOCKHOLDERS


                                   By___________________________________________

                                   As Attorney-in-Fact for the Selling
                                   Stockholders named in Schedule B hereto



The foregoing Underwriting Agreement is
hereby confirmed and accepted by the
Representatives as of the date first above written:

BANCBOSTON ROBERTSON STEPHENS INC.
DAIN RAUSCHER WESSELS
  A DIVISION OF DAIN RAUSCHER INCORPORATED
THOMAS WEISEL PARTNERS LLC

On their behalf and on behalf of each of the several Underwriters named in Schedule A hereto

By BancBoston Robertson Stephens Inc.


By_____________________________________________
Authorized Signatory

                                   SCHEDULE A

                                                                                    NUMBER OF
                                                                                   FIRM SHARES
                                                                                     TO BE
UNDERWRITERS                                                                        PURCHASED
------------                                                                       -----------
BancBoston Robertson Stephens Inc. ......................................
Dain Rauscher Wessels, a division of Dain Rauscher Incorporated..........
Thomas Weisel Partners LLC...............................................









                                                                                   ---------
     Total ..............................................................          3,000,000
                                                                                   =========

                                   SCHEDULE B

                                                                                                        NUMBER OF
                                                                                                       FIRM SHARES
SELLING STOCKHOLDER                                                                                    TO BE SOLD
-------------------                                                                                    -----------





                                                                                                         -------
Total .............................................................................................      550,000
                                                                                                         =======

                                    EXHIBIT A

                               LOCK-UP AGREEMENT




BANCBOSTON ROBERTSON STEPHENS INC.
  As Lead Representative of the several Underwriters
555 California Street, Suite 2600
San Francisco, California  94104

Ladies and Gentlemen:

      The undersigned understands that you, as lead representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Netegrity, Inc. (the "Company") and certain selling stockholders providing for the public offering (the "Public Offering") by the Underwriters, including yourselves, of the Company's common stock, $.01 par value (the "Common Stock"), pursuant to a registration statement on Form S-3 to be filed with the Securities and Exchange Commission. This letter agreement shall terminate and be of no further force and effect upon a decision by BancBoston Robertson Stephens Inc. or the Company not to proceed with the Public Offering.

      In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that the undersigned will not, for a period commencing on the date hereof and continuing thereafter until 90 days after the date of the final prospectus for the Public Offering (the "Lock-Up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (each a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (a) as a distribution to limited partners, members or shareholders of the undersigned, (b) by gift, will or intestacy, (c) in the event the undersigned is an individual, to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned, his or her parent or parents and/or a member or members of his or her immediate family, (d) to the undersigned's affiliates, as such term is defined in Rule 405 under the Securities Act of 1933, provided that the transferees, donees or distributees thereof under clauses (a), (b), (c) and (d) (as the case may be) agree in writing to be bound by the terms of this Lock-Up Agreement, or (e) with the prior written consent of BancBoston Robertson Stephens Inc. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. Notwithstanding the foregoing, this Lock-Up Agreement does not prohibit the sale of shares of Common Stock by the undersigned to the Underwriters in the Public Offering. The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.

Date:____________________________, 1999     Very truly yours,



                                            ____________________________________
                                            Name (please print or type)


                                            ____________________________________
                                            Signature

                                    EXHIBIT B
         MATTERS TO BE COVERED IN THE OPINION OF COUNSEL FOR THE COMPANY

      (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the General Corporation Law of the State of Delaware.

      (ii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

      (iii) The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

      (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company (including the Selling Stockholder Shares) have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

      (v) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right.

      (vi) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder.

      (vii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.

      (viii) To such counsel's knowledge, the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act.

      (ix) The 8-A Registration Statement complied as to form in all material respects with the requirements of the Exchange Act; the 8-A Registration Statement has become effective under the Exchange Act; and the Firm Shares or the Option Shares have been validly registered under the Securities Act and the Rules and Regulations of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

      (x) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations; and each of the Incorporated Documents (other than the financial statements (including supporting schedules) and the financial data derived therefrom as to which such counsel need express no opinion) complied when filed pursuant to the Exchange Act as to form in all material respects with the requirements of the Act and the Rules and Regulations of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

      (xi) The information in the Prospectus under the caption "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Stock and filed as exhibits to the Registration Statement comply with Delaware law.

      (xii) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Securities Act.

      (xiii) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or any Incorporated Document or to be filed as an exhibit to the Registration Statement or any Incorporated Document which are not described or referred to therein or filed as required.

      (xiv) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its properties or operations.

      (xv) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except (i) such as have been obtained under the Securities Act, (ii) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters, (iii) such as may be required by the National Association of Securities Dealers, LLC and
(iv) such as may be required under the federal or provincial laws of Canada.

      (xvi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus or any Incorporated Document by the Securities Act or by the Exchange Act or the applicable rules and regulations of the Commission thereunder, other than those described therein.

      (xvii) To such counsel's knowledge, the Company is not presently (a) in material violation of its respective charter or bylaws or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or operations.

      (xviii) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus and any Incorporated Document, no holders of Company Shares or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Company Shares or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights.

      (xix) The Company is not and, after giving effect to the offering and the sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      (xx) To such counsel's knowledge, the Company owns or possesses sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their business as now conducted; and the expected expiration of any such Intellectual Property Rights would not result in a Material Adverse Effect. The Company has not received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To such counsel's knowledge, the Company's discoveries, inventions, products, or processes referred to in the Registration Statement or Prospectus do not infringe or conflict with any right or patent which is the subject of a patent application known to the Company.

      (xxi) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

      In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the First Closing Date or Second Closing Date, as the case may be, the Registration Statement and any amendment or supplement thereto and any Incorporated Document, when such documents became effective or were filed with the Commission (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the First Closing Date or the Second Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto and any Incorporated Document (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that the conditions for the use of Form S-3 set forth in the General Instructions thereto have been satisfied.

                                    EXHIBIT C

          MATTERS TO BE COVERED IN THE OPINION OF UNDERWRITERS' COUNSEL

      (i) The Company is validly existing as a corporation in good standing under the General Corporation Law of the State of Delaware.

      (ii) The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

      (iii) The Shares to be issued be the Company have been duly authorized by all necessary corporate action of the Company. When those Shares are issued and delivered in accordance with the terms of the Underwriting Agreement, they will be validly issued, fully paid and non-assessable.

      (iv) To such counsel's knowledge, the Registration Statement has become effective under the Securities Act, no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been instituted or threatened by the Commission.

      (v) To such counsel's knowledge, the Form 8-A Registration Statement has become effective under the Exchange Act, no order suspending the effectiveness of the Form 8-A Registration Statement has been issued by the Commission and no proceeding for that purpose has been instituted or threatened by the Commission.

      Such counsel shall state that such counsel has reviewed the opinions addressed to the Representatives from Hutchins, Wheeler & Dittmar, A Professional Corporation and any other firm serving as counsel to the Selling Stockholders, each dated the date hereof, and furnished to you in accordance with the provisions of the Underwriting Agreement. Such opinions appear on their face to be appropriately responsive to the requirements of the Underwriting Agreement.

      In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Company's counsel, the Representatives and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus:

              (a) The Registration Statement (except the financial statements and other financial and statistical data included therein, as to which such counsel need express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act.

              (b) No information has come to the attention of such counsel that causes such counsel to believe that the Registration Statement (except the financial statements and other financial and statistical data included therein, as to which such counsel need express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

              (c) No information has come to the attention of such counsel that causes such counsel to believe that the Prospectus (except the financial statements and other financial and statistical data included therein, as to which such counsel need express no view), as of its date or the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (d) The Form 8-A Registration Statement, at the time it became effective, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act.

                                    EXHIBIT D

                          MATTERS TO BE COVERED IN THE
            OPINION OF COUNSEL FOR EACH OF THE SELLING STOCKHOLDERS

      (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by general equitable principles.

      (ii) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organization documents, as the case may be, of such Selling Stockholder, or, to the knowledge of such counsel, violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgement, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

      (iii) Such Selling Stockholder has good and valid title to all of the Common Shares that may be sold by such Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorization and approvals required under the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares that may be sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

      (iv) Each of the Custody Agreement and Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by general equitable principles.

      (v) Assuming that the Underwriters purchase the Shares that are sold by such Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claims, the delivery of such Shares pursuant to the Underwriting Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lieu encumbrance or other claim.

      (vi) To the knowledge of such counsel, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the NASD.

                                      D-1